Exhibit 10.28.6

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0448-18

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

This Amendment No.4 COM0157-20 (the “Amendment No.4”) dated as of April 6, 2020 is between Yaborã Indústria Aeronáutica S.A. (“Yaborã”) (the successor of Embraer S.A.) and Republic Airways Inc., formerly known as Republic Airline Inc. (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0448-18 dated December 15th, 2018 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No.4 and the Purchase Agreement, this Amendment No.4 shall control.

WHEREAS, pursuant to [***] letters dated May 15th, 2019, August 8th, 2019 and November 04th, 2019, [***] are currently designated as depicted in Amendment No.1, Amendment No.2 and Amendment No.3 to the Purchase Agreement;

WHEREAS, Pursuant to that certain [***] Letter, dated March 19th, 2020, between Buyer and Yaborã, Buyer [***];

WHEREAS, Buyer has requested and Yaborã has agreed to rescheduled certain Aircraft Contractual Delivery Dates;

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Yaborã and Buyer agree as follows:

1. DELIVERY

The Attachment E to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment E to this Amendment No.4.

2. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No.4 shall remain in full force and effect without any change.

3. COUNTERPARTS

This Amendment No.4 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0448-18

This Amendment No.4 may be signed and exchange by email attaching a copy of the signed Amendment in portable document format with originals to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No.4 to PA COM0448-18 COM0157-20	Page 2 of 3

AMENDMENT No. 4 TO PURCHASE AGREEMENT COM0448-18

IN WITNESS WHEREOF, Yaborã and Buyer, by their duly authorized officers, have entered into and executed this Amendment No.4 to be effective as of the date first written above.

YABORÁ INDÚSTRIA AERONÁUTICA S.A.		REPUBLIC AIRWAYS INC

By:	/s/ Mauro Kern Junior	By:	/s/ Chad M. Pulley
Name: Mauro Kern Junior		Name: Chad M. Pulley
Title: VP Engineering		Title: Acting VP and General Counsel

By:	/s/ Simon Henry Newitt
Name: Simon Henry Newitt
Title: VP Contracts

Place:		Place: Indianapolis, Indiana, USA

Amendment No.4 to PA COM0448-18 COM0157-20	Page 3 of 3

ATTACHMENT “E” Firm Aircraft Delivery Schedule

[***]

Attachment “E” of Amendment No.4 to PA COM0448-18 COM0157-20	Page 1 of 1